Exhibit 99.2



                                    Unaudited
                             AmSouth Bancorporation
                       CONSOLIDATED STATEMENTS OF EARNINGS
                     ($ in thousands, except per share data)


---------------------------------------------------------------------------------------------------------------------------
                                                                            2004                            2003
                                                             ----------------------------------   -------------------------
                                                               September 30  June 30  March 31     December 31 September 30
                                                              ------------ --------- ---------    ------------ ------------
INTEREST INCOME
Loans                                                            $  399,030 $ 376,602 $ 375,715     $ 381,914 $ 381,886
Available-for-sale securities                                        81,178    80,577    83,419        85,096    74,495
Held-to-maturity securities                                          67,030    63,934    62,593        52,250    45,888
Trading securities                                                       39        25        72            11        67
Loans held for sale                                                   2,863     3,270     2,627         1,775     2,272
Federal funds sold and securities purchased under agreements
 to resell                                                               82       197       151            99       503
Other interest-earning assets                                            51        39        59            55        69
                                                                  ---------- --------- ---------     --------- ---------
         Total interest income                                      550,273   524,644   524,636       521,200   505,180
                                                                  ---------- --------- ---------     --------- ---------

INTEREST EXPENSE
Interest-bearing checking                                            10,237     8,640     7,346         6,627     6,295
Money market and savings deposits                                    10,599     9,688     9,315         9,350     9,144
Time deposits                                                        39,144    40,565    44,807        46,839    49,861
Certificates of deposit of $100,000 or more                          20,492    17,147    17,241        17,544    18,087
Foreign deposits                                                      4,361     3,598     2,589         2,589     1,658
Federal funds purchased and securities sold under agreements
 to repurchase                                                       11,707     8,185     6,645         6,163     3,917
Other borrowed funds                                                  2,555     1,905     1,981           971     1,076
Long-term Federal Home Loan Bank advances                            61,016    60,475    60,469        60,150    61,331
Other long-term debt                                                 14,256    13,031    14,746        12,183    10,358
                                                                  ---------- --------- ---------     --------- ---------
         Total interest expense                                     174,367   163,234   165,139       162,416   161,727
                                                                  ---------- --------- ---------     --------- ---------

NET INTEREST INCOME                                                 375,906   361,410   359,497       358,784   343,453
Provision for loan losses                                            28,800    26,600    28,100        44,500    41,800
                                                                  ---------- --------- ---------     --------- ---------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                 347,106   334,810   331,397       314,284   301,653
                                                                  ---------- --------- ---------     --------- ---------

NONINTEREST REVENUES
Service charges on deposit accounts                                  96,508    94,377    93,215        93,177    87,535
Trust income                                                         28,587    29,935    28,880        26,114    25,918
Consumer investment services income                                  17,565    21,930    20,411        19,114    17,937
Interchange income                                                   19,649    20,628    16,299        15,648    16,709
Bank owned life insurance policies                                   11,377    11,610    11,669        11,706    13,616
Bankcard income                                                       7,697     7,509     6,856         7,079     6,622
Mortgage income                                                       4,164     3,889     7,512        12,060    11,975
Portfolio income                                                      5,920     8,145     9,667        14,009    17,600
Other noninterest revenues                                           21,704    20,229    25,921        24,483    30,873
                                                                  -------------------- ---------     --------- ---------
         Total noninterest revenues                                 213,171   218,252   220,430       223,390   228,785
                                                                  -------------------- ---------     --------- ---------

NONINTEREST EXPENSES
Salaries and employee benefits                                      162,517   167,511   173,706       163,969   164,086
Net occupancy expense                                                37,953    36,326    35,252        34,350    34,120
Equipment expense                                                    31,807    30,968    30,544        29,141    29,022
Postage and office supplies                                          10,680    10,997    12,958        12,124    11,636
Marketing expense                                                     8,594     9,249    11,746         8,832     9,341
Professional fees                                                     7,339     9,699     8,330         8,883     7,558
Communications expense                                                5,926     6,040     6,412         6,324     7,287
Amortization of intangibles                                           1,043     1,163     1,163         1,199     1,198
Costs incurred under settlement agreement and related
 professional fees                                                   53,972       -0-       -0-           -0-       -0-
Other noninterest expenses                                           42,647    39,817    42,163        45,971    42,308
                                                                  ---------- --------- ---------     --------- ---------
         Total noninterest expenses                                 362,478   311,770   322,274       310,793   306,556
                                                                  ---------- --------- ---------     --------- ---------

INCOME BEFORE INCOME TAXES                                          197,799   241,292   229,553       226,881   223,882
Income taxes                                                         78,220    74,329    69,454        68,329    66,494
                                                                  ---------- --------- ---------     --------- ---------

NET INCOME                                                       $  119,579 $ 166,963 $ 160,099     $ 158,552 $ 157,388
                                                                  ==========  =======  =========     ========  =========

Average common shares outstanding                                   352,838   351,602   351,196       350,067   349,421
Earnings per common share (a)                                    $      .34 $     .47 $     .46     $     .45 $     .45
Diluted average common shares outstanding                           358,272   356,314   356,908       355,306   353,317
Diluted earnings per common share (a)                            $      .33 $     .47 $     .45     $     .45 $     .45

(a) Earnings per common share as adjusted for the third quarter 2004 settlement agreement and related professional fees are provided in the following table. These expenses represent matters which management believes are not indicative of AmSouth's legal and regulatory affairs arising in the normal course of business.


                                                             Three Months Ended
                                                             September 30, 2004
                                                             ------------------
Earnings per common share, GAAP basis                                  0.34
Adjustment for settlement agreement and related professional
 fees                                                                  0.15
                                                                  ----------
Earnings per common share, as adjusted                                 0.49
                                                                  ==========

Earnings per common share - diluted, GAAP basis                        0.33
Adjustment for settlement agreement and related professional
 fees                                                                  0.15
                                                                  ----------
Earnings per common share - diluted, as adjusted                       0.48
                                                                  ==========

                                    Unaudited
                             AmSouth Bancorporation
               QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE
                             SUMMARY, YIELDS & RATES
                   (Taxable equivalent basis, $ in thousands)


--------------------------------------------------------------------------------------------------------------------
                                Three Months Ended             Three Months Ended           Three Months Ended
                                September 30, 2004               June 30, 2004                  March 31, 2004
                          ----------------------------- ----------------------------- -----------------------------
                            Average    Revenue/  Yield/   Average    Revenue/  Yield/   Average    Revenue/  Yield/
                            Balance     Expense  Rate     Balance     Expense  Rate     Balance     Expense  Rate
--------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets:
Commercial and
 commercial real estate   $15,118,340  $189,542   4.99% $14,761,561  $178,896   4.87% $14,173,383  $176,064   5.00%
Residential first
 mortgages                  4,565,972    55,715   4.85%   3,863,999    49,333   5.13%   3,680,157    46,859   5.12%
Equity loans and lines      7,629,780    85,078   4.44%   7,288,969    78,254   4.32%   7,077,654    79,716   4.53%
Dealer indirect             3,606,654    51,067   5.63%   3,622,780    51,993   5.77%   3,608,410    54,325   6.06%
Other consumer              1,158,955    23,725   8.14%   1,096,320    24,201   8.88%   1,166,139    24,993   8.62%
                          ------------ ---------        ------------ ---------        ------------ ---------
   Total loans net of
    unearned income (1)    32,079,701   405,127   5.02%  30,633,629   382,677   5.02%  29,705,743   381,957   5.17%
Available-for-sale
 securities, amortized
 cost                       6,508,524    81,785   5.00%   6,559,420    81,249   4.98%   6,503,458    84,080   5.20%
Market valuation on AFS
 securities                   (92,985)                      (45,289)                       26,689
                          ------------                  ------------                  ------------
   Total available-for-
    sale securities (2)     6,415,539                     6,514,131                     6,530,147
Held-to-maturity
 securities                 5,865,560    70,976   4.81%   5,929,467    67,685   4.59%   5,276,021    66,333   5.06%
                          ------------ ---------        ------------ ---------        ------------ ---------
   Total investment
    securities (3)         12,281,099   152,761   4.91%  12,443,598   148,934   4.80%  11,806,168   150,413   5.14%
Other interest-earning
 assets                       231,207     3,035   5.22%     378,235     3,531   3.75%     285,883     2,909   4.09%
                          ------------ ---------        ------------ ---------        ------------ ---------
Total interest-earning
 assets (3)                44,592,007   560,923   4.99%  43,455,462   535,142   4.95%  41,797,794   535,279   5.15%
Cash and due from banks     1,090,246                     1,117,795                     1,117,832
Other assets                3,485,377                     3,554,548                     3,424,399
Allowance for loan
 losses                      (381,316)                     (385,514)                     (386,932)
                          ------------                  ------------                  ------------
                          $48,786,314                   $47,742,291                   $45,953,093
                          ============                  ============                  ============
LIABILITIES AND
 SHAREHOLDERS' EQUITY
Interest-bearing
 liabilities:
Interest-bearing
 checking                  $6,865,461    10,237   0.59%  $6,829,555     8,640   0.51%  $6,334,668     7,346   0.47%
Money market and savings
 deposits                   7,875,270    10,599   0.54%   7,847,980     9,688   0.50%   7,674,745     9,315   0.49%
Time deposits (4)           5,573,226    39,144   2.79%   5,827,430    40,565   2.80%   6,217,736    44,807   2.90%
Certificates of deposit
 of $100,000 or more (4)    3,810,251    20,492   2.14%   3,305,622    17,147   2.09%   2,949,048    17,241   2.35%
Foreign deposits            1,611,387     4,361   1.08%   1,527,336     3,598   0.95%   1,205,037     2,589   0.86%
Federal funds purchased
 and securities sold
 under agreements to
    repurchase              3,338,866    11,707   1.39%   2,837,459     8,185   1.16%   2,378,217     6,645   1.12%
Other interest-bearing
 liabilities                8,165,955    77,827   3.79%   8,163,063    75,411   3.72%   8,187,362    77,196   3.79%
                          ------------ ---------        ------------ ---------        ------------ ---------
Total interest-bearing
 liabilities               37,240,416   174,367   1.86%  36,338,445   163,234   1.81%  34,946,813   165,139   1.90%
                                       --------- ------              --------- ------              --------- ------
Net interest spread (3)                           3.13%                         3.14%                         3.25%
                                                 ======                        ======                        ======
Noninterest-bearing
 demand deposits            6,643,642                     6,516,977                     6,103,216
Other liabilities (4)       1,551,933                     1,581,233                     1,644,705
Shareholders' equity        3,350,323                     3,305,636                     3,258,359
                          ------------                  ------------                  ------------
                          $48,786,314                   $47,742,291                   $45,953,093
                          ============                  ============                  ============
Net interest
 income/margin on a
 taxable equivalent basis
 (3)                                    386,556   3.44%               371,908   3.44%               370,140   3.56%
                                                 ======                        ======                        ======
Taxable equivalent
 adjustment:(5)
Loans                                     6,097                         6,075                         6,242
Available-for-sale
 securities                                 607                           672                           661
Held-to-maturity
 securities                               3,946                         3,751                         3,740
                                       ---------                     ---------                     ---------
Total taxable equivalent
 adjustment                              10,650                        10,498                        10,643
                                       ---------                     ---------                     ---------
Net interest income                    $375,906                      $361,410                      $359,497
                                       =========                     =========                     =========



                                    Unaudited
                             AmSouth Bancorporation
               QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE
                             SUMMARY, YIELDS & RATES
                   (Taxable equivalent basis, $ in thousands)


---------------------------------------------------------------------------------------
                                  Three Months Ended             Three Months Ended
                                   December 31, 2003             September 30, 2003
                          ------------------------------- -----------------------------
                              Average    Revenue/  Yield/   Average    Revenue/  Yield/
                              Balance     Expense  Rate     Balance     Expense  Rate
---------------------------------------------------------------------------------------
ASSETS
Interest-earning assets:
Commercial and
 commercial real estate   $ $13,742,037  $176,320   5.09% $13,418,636  $172,721   5.11%
Residential first
 mortgages                    3,675,039    47,393   5.12%   3,482,912    46,621   5.31%
Equity loans and lines        6,915,508    79,328   4.55%   6,751,177    79,328   4.66%
Dealer indirect               3,665,257    58,225   6.30%   3,726,766    61,857   6.59%
Other consumer                1,265,908    27,007   8.46%   1,288,282    27,838   8.57%
                          -------------- ---------        ------------ ---------
   Total loans net of
    unearned income (1)      29,263,749   388,273   5.26%  28,667,773   388,365   5.37%
Available-for-sale
 securities, amortized
 cost                         6,537,647    85,783   5.21%   5,540,681    75,238   5.39%
Market valuation on AFS
 securities                      (4,433)                       18,529
                          --------------                  ------------
   Total available-for-
    sale securities (2)       6,533,214                     5,559,210
Held-to-maturity
 securities                   4,621,250    55,758   4.79%   4,467,344    49,463   4.39%
                          -------------- ---------        ------------ ---------
   Total investment
    securities (3)           11,154,464   141,541   5.03%  10,026,554   124,701   4.94%
Other interest-earning
 assets                         187,197     1,940   4.11%     399,336     2,911   2.89%
                          -------------- ---------        ------------ ---------
Total interest-earning
 assets (3)                  40,605,410   531,754   5.19%  39,093,663   515,977   5.24%
Cash and due from banks       1,069,011                     1,058,120
Other assets                  3,407,036                     3,554,143
Allowance for loan
 losses                        (383,627)                     (390,219)
                          --------------                  ------------
                          $ $44,697,830                   $43,315,707
                          ==============                  ============
LIABILITIES AND
 SHAREHOLDERS' EQUITY
Interest-bearing
 liabilities:
Interest-bearing
 checking                    $5,878,840     6,627   0.45%  $5,793,183     6,295   0.43%
Money market and savings
 deposits                     7,678,965     9,350   0.48%   7,670,427     9,144   0.47%
Time deposits (4)             6,323,696    46,840   2.94%   6,480,037    49,861   3.05%
Certificates of deposit
 of $100,000 or more (4)      2,864,675    17,543   2.43%   2,826,776    18,087   2.54%
Foreign deposits              1,206,100     2,589   0.85%     828,492     1,658   0.79%
Federal funds purchased
 and securities sold
 under
   agreements to
    repurchase                2,639,228     6,163   0.93%   1,954,417     3,917   0.80%
Other interest-bearing
 liabilities                  7,493,701    73,304   3.88%   7,365,016    72,765   3.92%
                          -------------- ---------        ------------ ---------
Total interest-bearing
 liabilities                 34,085,205   162,416   1.89%  32,918,348   161,727   1.95%
                                         --------- ------              --------- ------
Net interest spread (3)                             3.30%                         3.29%
                                                   ======                        ======
Noninterest-bearing
 demand deposits              5,855,497                     5,605,708
Other liabilities (4)         1,606,022                     1,696,861
Shareholders' equity          3,151,106                     3,094,790
                          --------------                  ------------
                          $ $44,697,830                   $43,315,707
                          ==============                  ============
Net interest
 income/margin on a
 taxable equivalent basis
 (3)                                      369,338   3.61%               354,250   3.60%
                                                   ======                        ======
Taxable equivalent
 adjustment:(5)
Loans                                       6,359                         6,479
Available-for-sale
 securities                                   687                           743
Held-to-maturity
 securities                                 3,508                         3,575
                                         ---------                     ---------
Total taxable equivalent
 adjustment                                10,554                        10,797
                                         ---------                     ---------
Net interest income                      $358,784                      $343,453
                                         =========                     =========

NOTES:

(1) Loans net of unearned income includes nonaccrual loans for all periods presented.

(2) Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.

(3) The yield calculation for total investment securities, total interest-earning assets, net interest spread and net interest margin excludes the market valuation adjustment on available-for-sale securities.

(4) Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest- bearing liabilites are included in other liabilities.

(5) The taxable equivalent adjustment has been computed using a federal income tax rate of 35%, adjusted for applicable state income taxes net of the related federal tax benefit.


                                    Unaudited
                             AmSouth Bancorporation
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ in thousands)

------------------------------------------------------------------------------------------------------------------------
                                                              2004                                       2003
                                                ------------------------------------------ -----------------------------
                                                    September 30    June 30     March 31        December 31  September 30
                                                    ------------  -----------  -----------      -----------  -----------
ASSETS
Cash and due from banks                             $ 1,073,175  $ 1,055,370  $ 1,074,116      $ 1,163,986  $ 1,116,554
Federal funds sold and securities purchased
 under agreements to resell                              26,000       87,000      654,000              -0-       25,247
Trading securities                                        1,121       11,092          552            2,721        1,725
Available-for-sale securities                         6,516,319    6,586,697    6,371,254        7,125,971    6,428,817
Held-to-maturity securities                           6,068,666    6,004,032    6,139,369        4,928,195    4,629,726
Loans held for sale                                     240,879      261,968      234,842          102,292      140,913
Loans net of unearned income:
          Commercial and industrial                   5,630,612    5,515,740    5,452,783        5,264,283    5,228,850
          Commercial loans - secured by real
           estate                                     2,248,468    2,197,646    2,077,381        2,026,092    1,914,300
          Commercial leases                           2,088,136    1,974,396    1,974,093        1,962,437    1,907,385
          Commercial real estate mortgages            2,659,296    2,642,411    2,670,401        2,359,209    2,420,498
          Real estate construction                    2,810,551    2,568,776    2,361,309        2,327,512    2,251,109
          Residential first mortgages                 4,726,022    4,189,126    3,598,004        3,646,329    3,570,875
          Equity loans and lines                      7,702,802    7,514,199    7,034,828        7,005,061    6,826,872
          Dealer indirect                             3,493,019    3,627,608    3,623,389        3,610,005    3,698,688
          Revolving credit                              572,352      555,763      535,884          550,521      527,668
          Other consumer                                570,963      565,832      565,651          587,915      782,159
                                                     -----------  -----------  -----------      -----------  -----------
          Total loans net of unearned income         32,502,221   31,351,497   29,893,723       29,339,364   29,128,404
Allowance for loan losses                              (381,255)    (382,482)    (382,450)        (384,124)    (384,059)
Other interest-earning assets                            37,151       11,813       44,735           40,218       33,102
Premises and equipment, net                           1,053,923    1,020,033      993,651          964,692      927,407
Cash surrender value - bank owned life
 insurance                                            1,100,576    1,089,445    1,077,426        1,065,996    1,052,950
Goodwill and other intangibles                          302,878      303,921      299,691          300,854      302,425
Accrued interest receivable and other assets          1,146,208      895,427    1,014,059          965,351      939,488
                                                     -----------  -----------  -----------      -----------  -----------
                                                    $49,687,862  $48,295,813  $47,414,968      $45,615,516  $44,342,699
                                                     ===========  ===========  ===========      ===========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits and interest-bearing liabilities:
      Deposits:
          Noninterest-bearing demand                $ 6,798,077  $ 6,636,325  $ 6,544,028      $ 6,273,835  $ 5,839,977
          Interest-bearing checking                   6,817,361    6,809,885    6,737,060        6,183,832    5,746,617
          Money market and savings deposits           7,814,945    7,827,390    7,887,543        7,592,020    7,739,210
          Time                                        5,597,637    5,623,470    6,118,682        6,278,053    6,410,087
          Certificates of deposit of $100,000
           or more                                    3,963,015    3,638,933    3,103,575        2,818,490    2,864,383
          Foreign                                       928,381    1,603,241    1,153,804        1,294,123      867,949
                                                     -----------  -----------  -----------      -----------  -----------
          Total deposits                             31,919,416   32,139,244   31,544,692       30,440,353   29,468,223
      Federal funds purchased and securities
       sold under agreements to repurchase            2,497,632    2,145,521    1,927,492        2,026,253    2,221,105
     Other borrowed funds                             1,964,121    1,370,893      325,169          343,202      430,461
     Long-term Federal Home Loan Bank advances        5,678,135    5,779,709    5,783,600        5,737,952    5,595,264
     Other long-term debt                             2,108,128    2,084,213    2,286,091        2,114,482    1,475,346
                                                     -----------  -----------  -----------      -----------  -----------
          Total deposits and interest-bearing
           liabilities                               44,167,432   43,519,580   41,867,044       40,662,242   39,190,399
Accrued expenses and other liabilities                2,069,872    1,480,755    2,175,575        1,723,605    1,999,466
                                                     -----------  -----------  -----------      -----------  -----------
          Total liabilities                          46,237,304   45,000,335   44,042,619       42,385,847   41,189,865
                                                     -----------  -----------  -----------      -----------  -----------


Shareholders' equity:
     Common stock                                       416,753      416,768      416,769          416,878      416,879
     Capital surplus                                    714,278      714,134      714,262          715,663      712,286
     Retained earnings                                3,406,363    3,372,672    3,295,748        3,228,533    3,155,397
     Treasury stock                                  (1,019,471)  (1,043,783)  (1,054,734)      (1,076,644)  (1,102,503)
     Deferred compensation on restricted stock          (13,697)     (14,496)     (14,551)         (14,501)     (15,340)
     Accumulated other comprehensive
      (loss)/income                                     (53,668)    (149,817)      14,855          (40,260)     (13,885)
                                                     -----------  -----------  -----------      -----------  -----------
          Total shareholders' equity                  3,450,558    3,295,478    3,372,349        3,229,669    3,152,834
                                                     -----------  -----------  -----------      -----------  -----------
                                                    $49,687,862  $48,295,813  $47,414,968      $45,615,516  $44,342,699
                                                     ===========  ===========  ===========      ===========  ===========


                                   Unaudited
                             AmSouth Bancorporation
                            CREDIT QUALITY STATISTICS
                                ($ in thousands)


------------------------------------------------------------------------------------------------------------------------
                                                                            Three Months Ended
                                                              2004                                       2003
                                               ------------------------------------------ -----------------------------
NET CHARGE-OFFS/(RECOVERIES)                      September 30     June 30     March 31        December 31  September 30
-----------------------------------------------   ------------  -----------  -----------      -----------  -----------
Commercial:
   Commercial & industrial                         $     8,144  $     6,889  $     6,671      $    12,579  $     9,523
   Commercial loans - secured by real estate               358          666          (78)             445          483
   Commercial leases                                       -0-         (380)          83              910          (82)
                                                    -----------  -----------  -----------      -----------  -----------
         Total commercial                                8,502        7,175        6,676           13,934        9,924

Commercial real estate:
   Commercial real estate mortgages                         37          581         (882)             (87)       2,172
   Real estate construction                                157        1,370          260              (10)         593
                                                    -----------  -----------  -----------      -----------  -----------
         Total commercial real estate                      194        1,951         (622)             (97)       2,765

Consumer:
   Residential first mortgages                             529          660          783              596          587
   Equity loans and lines                                4,900        5,646        7,150           10,371       10,448
   Dealer indirect                                       5,438        3,696        6,177            9,899        8,450
   Revolving credit                                      5,003        4,841        5,124            5,716        5,850
   Other consumer                                        4,171        2,599        2,718            4,016        3,728
                                                    -----------  -----------  -----------      -----------  -----------
         Total consumer                                 20,041       17,442       21,952           30,598       29,063
                                                    -----------  -----------  -----------      -----------  -----------
                                                   $    28,737  $    26,568  $    28,006      $    44,435  $    41,752
                                                    ===========  ===========  ===========      ===========  ===========


NET CHARGE-OFFS AS A PERCENT
OF AVERAGE LOANS (Annualized)
-----------------------------------------------
Commercial:
   Commercial & industrial                                0.58 %       0.50 %       0.50 %           0.96 %       0.72 %
   Commercial loans - secured by real estate              0.06         0.13        (0.02)            0.09         0.10
   Commercial leases                                      0.00        (0.08)        0.02             0.19        (0.02)
                                                    -----------  -----------  -----------      -----------  -----------
         Total commercial                                 0.34         0.30         0.29             0.61         0.44

Commercial real estate:
   Commercial real estate mortgages                       0.01         0.09        (0.15)           (0.01)        0.37
   Real estate construction                               0.02         0.22         0.04             0.00         0.11
                                                    -----------  -----------  -----------      -----------  -----------
         Total commercial real estate                     0.01         0.15        (0.05)           (0.01)        0.24

Consumer:
   Residential first mortgages                            0.05         0.07         0.09             0.06         0.07
   Equity loans and lines                                 0.26         0.31         0.41             0.59         0.61
   Dealer indirect                                        0.60         0.41         0.69             1.07         0.90
   Revolving credit                                       3.55         3.59         3.81             4.25         4.41
   Other consumer                                         2.78         1.89         1.75             2.18         1.94
                                                    -----------  -----------  -----------      -----------  -----------
         Total consumer                                   0.47         0.44         0.57             0.78         0.76
                                                    -----------  -----------  -----------      -----------  -----------
                                                          0.36 %       0.35 %       0.38 %           0.60 %       0.58 %
                                                    ===========  ===========  ===========      ===========  ===========

                                    Unaudited
                             AmSouth Bancorporation
                      CREDIT QUALITY STATISTICS (continued)
                                ($ in thousands)

-----------------------------------------------------------------------------------------------------------------------------
                                                                 2004                                        2003
                                           ------------------------------------------------   -------------------------------
NONPERFORMING LOANS*                           September 30     June 30         March 31         December 31     September 30
-------------------------------------------  -----------------------------     ------------     ---------------  ------------
Commercial:
      Commercial & industrial              $      43,021    $      45,275    $      41,623    $      46,826    $      52,245
      Commercial loans - secured by real estate   17,560           21,356           22,931           19,920           18,450
      Commercial leases                            2,242            2,899            3,444            3,277            4,695
                                             ------------     ------------     ------------     ------------     ------------
           Total commercial                       62,823           69,530           67,998           70,023           75,390
Commercial real estate:
      Commercial real estate mortgages             2,341            3,670            2,156            3,548           11,489
      Real estate construction                     1,551            2,912            5,308            7,581            7,515
                                             ------------     ------------     ------------     ------------     ------------
           Total commercial real estate            3,892            6,582            7,464           11,129           19,004
Consumer:
      Residential first mortgages                 19,817           18,393           17,525           15,987           11,892
      Equity loans and lines                       6,323            8,057            9,765           12,652           14,135
      Dealer indirect                                 21               23               18               21               23
      Other consumer                                  82               85              134              341              349
                                             ------------     ------------     ------------     ------------     ------------
           Total consumer                         26,243           26,558           27,442           29,001           26,399
                                             ------------     ------------     ------------     ------------     ------------
                                           $      92,958    $     102,670    $     102,904    $     110,153    $     120,793
                                             ============     ============     ============     ============     ============
*  Exclusive of accruing loans 90 days past due.



ACCRUING LOANS 90 DAYS PAST DUE
-------------------------------------------
Commercial:
      Commercial & industrial              $       9,196    $       6,873    $       7,353    $       9,688    $       8,269
      Commercial loans - secured by real estate    2,108              722              740              869            3,632
      Commercial leases                              -0-              -0-               24               69              452
                                             ------------     ------------     ------------     ------------     ------------
           Total commercial                       11,304            7,595            8,117           10,626           12,353
Commercial real estate:
      Commercial real estate mortgages               238              202              347              116              174
      Real estate construction                       -0-              -0-              -0-              -0-              581
                                             ------------     ------------     ------------     ------------     ------------
           Total commercial real estate              238              202              347              116              755
Consumer:
      Residential first mortgages                 11,127            9,217            9,901           12,364           13,093
      Equity loans and lines                      28,315           25,249           29,457           31,887           34,191
      Dealer indirect                              4,467            2,979            2,833            3,894            3,624
      Revolving credit                             7,085            6,823            6,728            7,117            7,249
      Other consumer                               1,191              907              812            1,456            1,323
                                             ------------     ------------     ------------     ------------     ------------
           Total consumer                         52,185           45,175           49,731           56,718           59,480
                                             ------------     ------------     ------------     ------------     ------------
                                           $      63,727    $      52,972    $      58,195    $      67,460    $      72,588
                                             ============     ============     ============     ============     ============


                                   Unaudited
                             AmSouth Bancorporation
                                OTHER INFORMATION



------------------------------------------------------------------------------------------------------------------------
                                                                                2004                       2003
                                                                     ------------------------- ------------------------
REGULATORY CAPITAL RATIOS                                            September  June    March       December  September
                                                                        30*       30      31           31         30
-------------------------------------------------------------------- ---------  ------  ------      --------  ---------
  Tier 1 capital ratio
         AmSouth                                                         7.73 %  7.79 %  7.78 %        7.71 %     7.64 %
         AmSouth Bank                                                    8.32    8.48    8.52          8.65       8.83

  Total capital ratio
         AmSouth                                                        10.75 % 10.89 % 10.96 %       11.22 %    11.33 %
         AmSouth Bank                                                   10.91   11.14   11.25         11.59      11.85

  Leverage ratio
         AmSouth                                                         6.56 %  6.60 %  6.68 %        6.66 %     6.64 %
         AmSouth Bank                                                    7.06    7.19    7.31          7.46       7.67


  * Third quarter 2004 regulatory capital ratios based on preliminary data.